UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 21, 2016

NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(503) 671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2016, the registrant announced that Ms. Jeanne P. Jackson, President, Product and Merchandising of NIKE, Inc. (“NIKE” or the “Company”), will retire from that position effective May 31, 2016. Also on April 21, 2016, NIKE’s Board of Directors appointed Mr. Michael Spillane as President, Product and Merchandising, effective June 1, 2016.

Mr. Spillane, 56, joined NIKE in 2007 and has served the Company in various roles including VP/GM of Greater China, Chief Executive Officer of Umbro and Converse and most recently as VP/GM of Footwear. Prior to joining NIKE, Mr. Spillane held leadership roles at Polartec, Malden Mills Industries, Inc. and Tommy Hilfiger Licensing, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date: April 21, 2016	By:	/s/ Andrew Campion
Andrew Campion
Chief Financial Officer